Exhibit 99.1

UBS Global Pharmaceuticals Conference

May 23, 2005
RJ Kirk (Chairman and CEO)
Krish Krishnan (CFO/COO)
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PHARMACEUTICALS
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Forward Looking Statements
This presentation may contain forward-looking statements that reflect management's current views as to the Company's clinical trials, regulatory approval process, product development,
research programs and other future events and operations. These forward-looking statements involve uncertainties and risks that are detailed in the Company's Annual Report on Form 10-K filed with the SEC on April 1, 2005, as well as other public filings with the SEC. Actual results could differ materially from these
forward-looking statements.

A platform technology yielding
proprietary products that offer significant clinical
advantages with low technical risk and
short development pathway, facing timely market
demand, in a favorable regulatory climate.
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Investment Thesis

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Pipeline
■	NRP104 (CarrierwaveTM amphetamine): Phase 3 efficacy study completed with an anticipated NDA filing date by the end of 2005
■	NRP290 (CarrierwaveTM hydrocodone):Anticipate filing an IND in Q2 2005
■	NRP369 (CarrierwaveTM oxycodone):Anticipate filing an IND in Q4 2005
■	We are working on an active pipeline of other CarrierwaveTM technology-based products

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Business Overview
■	Phase 3 efficacy study on NRP104, a conditionally bioreversible derivative of amphetamine, meets primary and secondary endpoint
■	Successful completion of NRP104 collaboration agreement with Shire Pharmaceuticals ("Shire")
■	Anticipated timeline on 3 lead products
●	New Drug Application (NDA) on NRP104 by the end of 2005
●	Investigational New Drug Application (IND) on NRP290 in 2Q 2005
●	Investigational New Drug Application (IND) on NRP369 in 4Q 2005
■	Pipeline of research projects

■	New River primarily responsible for clinical and manufacturing development
■	Shire primarily responsible for commercialization; leverages Shire's CNS expertise and leadership in ADHD market
■	Global product potential
■	Profit share arrangement in US (generally, 75/25 for first two years, shared equally thereafter)
■	Financial terms:
●	$50M upon signing
●	$50M upon acceptance of NDA filing
●	Up to $300M in milestone payments depending upon product labeling
●	$100M bonus if specific sales target reached
●	ROW low double-digit royalty
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Collaboration Agreement with Shire

■	CAGR 2002-2009 = 13.6%
■	12 million potential customers in the United States with 78.3% of the market still untapped
■	Competitive factors -- drug side effects, long term safety and dosing convenience
■	Abuse is a growing concern especially with diagnosis of adult ADHD
■	Concentrated prescriber base in the US
U.S. Spending -- ADHD
Prescription Drugs
Millions
(1)	Source: Frost & Sullivan
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The U.S. ADHD Market Opportunity (1)

The Pain Market ($19 billion in 2003; CAGR = 9.8%)
Chronic Pain (NRP369)
Acute Pain (NRP290)
Duration: Typically lasts < 1 month
Examples: Post-operative, obstetric,
burns and truma
Treatment: Opioids (hydrocodone),
NSAIDS and analgesics
Duration: Typically lasts > 3
months
Examples: Cancer pain, arthritic pain
Treatment: Opioids (oxycodone)
(1) Source: Frost & Sullivan
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The U.S. Pain Market (1)

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NRP104.301

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NRP104: Overview
■	A conditionally bioreversible derivative of d-amphetamine
■	Non-clinical and clinical studies to date have met their desired objectives
■	Phase 2 clinical study
●	Both NRP104 and Adderall XR demonstrated robust efficacy when compared to placebo, as shown by primary and secondary endpoints
●	The onset of significant therapeutic effect occurred within 2 hours post morning dose on NRP104 and continued throughout the last assessment time point (i.e., 12 hours)
●	Adverse events observed in this study were comparable between NRP104 and Adderall XR, and consistent with stimulant therapies
■	Pre-clinical studies indicate limited release of the active through parenteral routes of administration
■	New Drug Application (NDA) on NRP104 by the end of 2005
■	Unscheduled by the DEA in its current bulk drug substance form
■	Potential Indications: ADHD (Pediatric, Adolescent, Adult)

Screening
Washout
(1 week)
Randomized Treatment
(4 weeks)
Placebo: 0-0-0-0
30mg: 30-30-30-30
50mg: 30-50-50-50
70mg: 30-50-70-70
Study
Exit
Patient Eligibility
■	Children with either hyperactive or combined type of ADHD
■	Age 6 to 12 inclusive
■	ADHD-RS score at baseline >= 28
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NRP104.301 (Study Design)
A double-blind, placebo-controlled, randomized,
parallel-group 4-week study with dose-escalation

	Placebo	30mg	50mg	70mg
# of Patients	72	71	74	73
ADHD Type/combined	96%	94%	96%	97%
Age at ADHD onset	7.6	6.9	7.0	7.0
Years since Diagnosis	1.8	2.1	2.0	1.8
Immediate Prior Rx-Amphetamines*	8%	10%	10%	3%
Immediate Prior Rx-MPH*	17%	20%	18%	10%
CGI Severity/Severely+	17%	13%	16%	22%
Total Enrolled = 297;  ITT population = 285 (NRP104 = 213; Placebo = 72)
* Based on information gathered on CRF
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NRP104.301 (Disease and Prior Treatment)

** p<0.0001 (adjusted Dunnett test compared to placebo following ANCOVA with baseline score as covariate)
**
**
**
ADHD Rating Scale: ITT Population at Endpoint (Primary Efficacy)
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NRP104.301 Efficacy (ADHD-RS)

** p<0.0001 (adjusted Dunnett test compared to placebo following ANCOVA with baseline score as covariate)
**
**
**
CPRS ADHD Index: ITT Population at Endpoint in the Morning (10am)
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NRP104.301 Efficacy (CPRS ADHD Index)

** p<0.0001 (adjusted Dunnett test compared to placebo following ANCOVA with baseline score as covariate)
**
**
**
CPRS ADHD Index: ITT Population at Endpoint in the Afternoon (2pm)
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NRP104.301 Efficacy (CPRS ADHD Index)

** p<0.0001 (adjusted Dunnett test compared to placebo following ANCOVA with baseline score as covariate)
**
**
**
CPRS ADHD Index: ITT Population at Endpoint in the Evening (6pm)
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NRP104.301 Efficacy (CPRS ADHD Index)

CGI: Improvement from Baseline (ITT Population)
** p<0.0001 (CMH test compared to placebo)
**
**
**
**
**
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NRP104.301 Efficacy (CGI)

	Week 1	Week 1	Week 2	Week 2	Week 3	Week 3	Week 4	Week 4
Preferred Term	Placebo (n=72)	Active Treatments (n=218)	Placebo (n=69)	Active Treatments (n=207)	Placebo (n=62)	Active Treatments (n=194)	Placebo (n=56)	Active Treatments (n=181)
Abdominal Pain Upper	3%	8%	1%	2%	0%	1%	2%	3%
Decreased Appetite	3%	26%	0%	12%	0%	2%	2%	3%
Headache	4%	8%	1%	1%	5%	3%	0%	3%
Insomnia	1%	14%	0%	2%	0%	5%	2%	3%
Irritability	0%	3%	0%	4%	0%	4%	0%	2%
Weight Decrease	0%	2%	0%	1%	0%	2%	2%	5%
Inclusion Criteria: > 10% patient incidence of AEs within active treatment group
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NRP104.301 Safety (Adverse Events by Week)

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NRP104.301 (Conclusion)
■	Each of the NRP104 doses (30, 50, or 70 mg/day) demonstrated robust efficacy compared to placebo, as shown by ADHD-RS (the primary endpoint).
■	Each of the active doses demonstrated robust efficacy in the morning (10am), afternoon (2pm), and evening (6pm), compared to placebo, as shown by CPRS (the secondary endpoint).
■	Significant improvements in ADHD symptoms were observed within the first week of treatment, compared to placebo.
■	No unexpected adverse events, in incidence or severity, were observed in this study.
■	Data, on NRP104 as compared to placebo, as shown by CPRS in the evening (6pm) suggests that NRP104 may yield a prolonged duration of action.

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